Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.22P

SIXTEENTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This SIXTEENTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below.  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #2501940) with an effective date of March 1, 2013 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.

Customer desires to use and CSG agrees to provide CSG’s Message Manager pursuant to the terms of the Agreement and as further described in Attachment 1, attached hereto and incorporated herein by reference, and, in accordance with the terms set forth in Attachment 1.

2.	(a)Schedule C of the Agreement entitled "Recurring Services" is hereby amended by adding the following to the list of Services:

Message Manager…………………………………………………………..…………….…Exhibit C-32

(b)	Additionally, Schedule C, "Recurring Services," is hereby amended by adding Exhibit C-32, "Message Manager," attached to this Amendment at Attachment 1, and incorporated herein by reference.

3.

As a result, upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, which includes Exhibit C-32, "Message Manager," Schedule F, Fees, Section III. “Payment Procurement,” Subsection VI. “Other print and mail ancillary service fees,” of the Agreement shall be amended to add a new Subsection VI.G. entitled “Message Manager” as follows:

Description of Item/Unit of Measure	Frequency	Fee
G.Message Manager
1.Start-up (Note 1 and 2)	********	*****
2.Message Manager Integration
(a) * * ********** ********* ***********	*******	$******
(b) ********** * ********** ********* ***********	*******	$******
(c) ********** * ********** ********* ***********	*******	$******
(d) ********** * ********** ********* ***********	*******	$******
(e) **** ********** ********* ***********	*******	$******

Note 1: Development hours shall be billed at Customer’s ************ ******** ****.

Note 2: All installation services and the associated fees shall be set forth in a mutually agreed upon Statement of Work.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

THIS AMENDMENT is executed on the day and year last signed below (“Effective Date”).

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Peter Kiriacoulacos	By: /s/ Joseph T Ruble
Name: Peter Kiriacoulacos	Name: Joseph T. Ruble
Title: SVP Procurement	Title: EVP, CAO & General Counsel
Date: April 17, 2015	Date: 15 March 2015

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ATTACHMENT 1

EXHIBIT C-32

Message Manager

Message Manager.  Message Manager is a fully CSG-hosted web application that provides Customer with the ability to compose and maintain document messages and provide robust statement message composition with prioritization, rich text, basic selectivity, preview and reporting capabilities to facilitate Customer’s communication with Subscribers.  The specific Message Manager capabilities that will be implemented for Customer will be set forth in a mutually acceptable Statement of Work.